UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                Date of report (Date of earliest event reported)

                                December 10, 2004

                                VTEX Energy, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

                   000-22661                        76-0582614
           (Commission File Number)       (IRS Employer Identification No.)

                        8303 Southwest Freeway, Suite 950
                              Houston, Texas 77074
              (Address of Principal Executive Offices and Zip code)

                                 (713) 773-3284
              (Registrant's Telephone Number, Including Area Code)

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.


     As previously disclosed by a Current Report on Form 8-K as filed with the Securities & Exchange Commission on July 30, 2004, VTEX Energy, Inc. ("VTEX") entered into an option agreement with CLK Energy, Inc. ("CLK") on July 13, 2004 to purchase from CLK 50% of CLK's interest in the Bayou Choctaw Field, located in the Iberville and West Baton Rouge Parishes, Louisiana (the "Option Agreement").

     The Option Agreement originally expired on August 10, 2004, and was subsequently amended to extend the expiration date to September 30, 2004, October 31, 2004, November 19, 2004, November 30, 2004 and December 10, 2004, as previously disclosed by Current Reports on Form 8-K as filed with the Securities & Exchange Commission on August 30, 2004, October 5, 2004, November 1, 2004, November 23, 2004 and December 1, 2004.

     On December 10, 2004, VTEX notified CLK that it had elected not to exercise its option under the agreement.


Item 9.01 Financial Statements and Exhibits.

         The following document is filed as an exhibit to this report:

Exhibit 10.1: Letter informing CLK of VTEX's election not to exercise its option to purchase from CLK 50% of CLK's interest in the Bayou Choctaw Field, located in the Iberville and West Baton Rouge Parishes, Louisiana.


                                    SIGNATURE

     In accordance with Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       VTEX ENERGY, INC.



Date: December 14, 2004           By:  /s/ Randal B. McDonald, Jr.
                                       ---------------------------
                                       Randal B. McDonald, Jr.
                                       Chief Financial Officer





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